UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 1, 2016 (March 31, 2016)

ACTIVISION BLIZZARD, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15839	95-4803544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Boulevard, Santa Monica, CA	90405
(Address of Principal Executive	(Zip Code)
Offices)

Registrant’s telephone number, including area code:  (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 31, 2016, Activision Blizzard, Inc. (the “Company”) entered into the Fourth Amendment (the “Amendment”) to the Credit Agreement, dated as of October 11, 2013 (as amended by the First Amendment, dated as of November 2, 2015, the Second Amendment, dated as of November 13, 2015, the Third Amendment, dated as of December 14, 2015, and the Amendment, the “Credit Agreement”), among the Company, as borrower, the guarantors from time to time party thereto, the lenders from time to time party thereto, Bank of America, N.A., as administrative agent and collateral agent for the lenders, and the several other agents party thereto.

The Fourth Amendment adds an additional credit facility to the Credit Agreement consisting of additional term loans (the “Additional Tranche A Term Loans”) in an aggregate principal amount of $250,000,000.  The Additional Tranche A Term Loans have substantially the same terms as the approximately $2.3 billion in aggregate principal amount of Tranche A Term Loans under, and as defined in, the Credit Agreement that were outstanding under the Credit Agreement immediately prior to the effectiveness of the Fourth Amendment.  Proceeds of the Additional Tranche A Term Loans were used to prepay a portion of the Initial Term Loans, under, and as defined in, the Credit Agreement, reducing the aggregate principal amount of Initial Term Loans outstanding under the Credit Agreement to $1,118,750,000.  The Tranche A Term Loans are described in further detail under Item 1.01 of the Company’s Current Report on Form 8-K filed on November 17, 2015, which description is incorporated herein by reference.

A copy of the Amendment is attached as Exhibit 10.1 hereto and incorporated herein by reference.  The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 with respect to the Amendment is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

10.1

Fourth Amendment to the Credit Agreement, dated as of October 11, 2013, by and among Activision Blizzard, Inc., the guarantors from time to time party thereto, the lenders from time to time party thereto, Bank of America, N.A., as administrative agent and collateral agent, and the several other agents party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2016

ACTIVISION BLIZZARD, INC.

	By:	/s/ Dennis Durkin
Dennis Durkin
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Fourth Amendment to the Credit Agreement, dated as of October 11, 2013, by and among Activision Blizzard, Inc., the guarantors from time to time party thereto, the lenders from time to time party thereto, Bank of America, N.A., as administrative agent and collateral agent, and the several other agents party thereto.